T.H LEHMAN & CO., INC



                            FILING TYPE:   8-K
                            DESCRIPTION:   CURRENT REPORT
                            FILING DATE:   SEPTEMBER 19, 2000
                             PERIOD END:   SEPTEMBER 30, 2000

                       PRIMARY EXCHANGE:   OVER THE COUNTER BULLETIN BOARD
                                 TICKER:   THLM.OB




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                                TABLE OF CONTENTS



                                  8-K OTHERDOC

         ITEM 5 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .2




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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                               September 10, 2000
--------------------------------------------------------------------------------
                Date of Report (Date of earliest event reported)


                             T.H. LEHMAN & CO., INC.
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             (Exact name of registrant as specified in its charter)


                                    DELAWARE
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                 (State or other jurisdiction of incorporation)


         2-87738                                                22-2442356
--------------------------                             -------------------------
(Commission File Number)                                 (I.R.S.  Employer
                                                         Identification  Number)


4900 Woodway Suite 650, Houston, Texas                             77056
---------------------------------------                       ---------------
(Address of principal executive offices)                        (Zip  Code)



                                 (713) 621-8404
         --------------------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
              -----------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM  5.  OTHER  EVENTS.


On September 10, 2000, Dibo Attar resigned as a director and as Chairman of the Board.



                                    SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant had duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                      T.H. LEHMAN CO., INC.


                                                 By:  /s/  Elliot Gerstenhaber
                                                    ----------------------------
                                                    Elliot  Gerstenhaber
                                                    Director  and  Secretary


Dated  September  19,  2000


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